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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                      CHASE CREDIT CARD OWNER TRUST 1999-3
            (formerly known as "Chemical Master Credit Card Trust I")
            ---------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


         United States                    333-74303               22-2382028
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


          802 Delaware Avenue, Wilmington, DE              19801
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         (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050
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Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On November 15, 1999, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes. Bank of New York, as Indenture Trustee, provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits       Description
                  --------       -----------

                  20.1 Monthly Statement to Noteholders with respect to the November 15, 1999 distribution.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 30, 1999


                                            By: THE CHASE MANHATTAN BANK,
                                            USA, NATIONAL ASSOCIATION
                                            as Administrator


                                            By: /s/ Patricia Garvey
                                                --------------------------------
                                                Name:  Patricia Garvey
                                                Title: Vice President
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                                INDEX TO EXHIBITS
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Exhibit No.             Description
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20.1                    Statement to Noteholders dated 11/15/1999